SALE AGREEMENT

         AGREEMENT dated June 4, 1997 among SASSCO FASHIONS, LTD. ("NEW SASSCO"), a Delaware corporation, ASL/K LICENSING CORP., a Delaware corporation ("LICENSECO"), HERBERT KASPER and FORECAST DESIGNS, INC. ("FORECAST"), a New York corporation.

                                    RECITALS

         I.       Herbert Kasper owns 100% percent of Forecast.

         II. Herbert Kasper and/or Forecast together own all of the trademark rights relating to the use of the name "Kasper," including, without limitation, the trademarks and trademark registrations listed on Exhibit B hereto (the trademarks that are the subject of these registrations hereinafter the "TRADEMARKS") for products and services relating to the sale, manufacture, or distribution of apparel and apparel-related items, including, without limitation (i) certain women's apparel items which are the subject of licenses from Kasper and/or Forecast to the Sassco Division ("OLD SASSCO") of The Leslie Fay Companies, Inc. ("LESLIE FAY") (the "LESLIE FAY LICENSES") and (ii) other apparel and allied items which are the subject of licenses from Kasper and/or Forecast to entities other than Leslie Fay (the RESERVED LICENSES"). (Exhibit "All lists all Reserved Licenses).

         III. (a) In a transaction to close June 4, 1997 in connection with New Sassco's acquisition of Old Sassco's assets under the plan approved in the Chapter 11 Bankruptcy of Leslie Fay (the "CLOSING"), New Sassco will purchase from Forecast and Kasper, and Forecast and Kasper will assign, transfer and convey to New Sassco, all of Forecast's and/or Kasper's trademark rights relating to the use of the name "Kasper" and the Trademarks and effective upon such purchase New Sassco will own 100% of the rights theretofore held by Forecast and Herbert Kasper to use the name "Kasper" and the Trademarks for use with products and services relating to the sale, manufacture, or distribution of apparel and apparel-related items, including, without limitation, all apparel items, shoes, cosmetics, toiletries and fragrances and any other products worldwide, male or female, adult and child (the "RIGHTS").

         The parties hereby agree as follows, such agreement to become effective at the Closing:

         1.       At the Closing,

                  (a)  Forecast  and  Kasper  will  transfer  the Rights and the
Trademarks to New Sassco by the execution and delivery of appropriate instruments of transfer satisfactory to New Sassco (but providing for no other warranties than are provided in this agreement).

                  (b) As the purchase price for the Rights,

                           (i) New Sassco  will pay  Forecast $6 million by wire
transfer or bank cashier's or certified check to the order of Forecast.

                           (ii) (A) As used in this Section  (ii) the  following
definitions shall apply:

         "INCOME FROM LICENSES" - means (x) all income received by New Sassco, LicenseCo or any of their affiliates, subsidiaries or related entities from licenses of the Rights (INCLUDING any of the Reserved Licenses which may be assigned to LicenseCo or licenses for products which were the subject of any expired or terminated Reserved License, but EXCLUDING income from New Sassco Reserved Rights) LESS (y) Promotional Costs.



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

         "NEW SASSCO RESERVED RIGHTS" - means (x) Rights with respect to the license or manufacture of women's apparel, namely suits, dresses and sportswear in all female sizes (other than for girls or children) but not jeans, coats, activewear, underwear, rainwear, lingerie, robes, pajamas, scarves, gloves, hats, bags, shoes, jewelry, and perfumes; and (y) rights to operate stores whose name includes the name "Kasper" and which sells women's apparel an d other products.

         "PROMOTIONAL COSTS" - means LicenseCo's costs and expenses of promoting, registering, executing and implementing LicenseCo's licenses of the Rights, or defending and enforcing the Rights with respect to such licenses, INCLUDING, without limitation, related accounting and attorney's fees and marketing consultant fees as provided in paragraph 2 below. Promotional Costs shall NOT INCLUDE costs or expenses applicable to any of the New Sassco Reserved Rights or amounts payable to Herbert Kasper under the Employment, Consulting and Non-Competition Agreement referred to in (e) below.

                                    (B) New Sassco  will pay  Forecast  50-06 of
the Income from Licenses. If New Sassco elects to exercise any of the Rights (other than New Sassco Reserved Rights) itself or to license a subsidiary, affiliate or related entity rather than an unrelated third party to manufacture a product available for licensing through New Sassco, there will be credited to Income from Licenses a "Normal Royalty" based on sales of that product. The amount or percentage of the "NORMAL ROYALTY" shall be determined in accordance with prevailing standards in the market for licenses of such scope and licensor responsibilities. If Forecast and New Sassco are unable to agree on the appropriate royalty, they shall submit the matter to be resolved by an arbitrator selected jointly by them or their representatives. Payment of amounts due Forecast shall be-accounted for and remitted quarterly and subject to adjustment at year-end based on audited figures. Forecast shall have reasonable rights of inquiry and verification as to underlying data.


                  (c) New Sassco will grant a security interest to BankBoston, N.A., as Facility Agent, in all Trademarks that are subject to this Agreement which security agreement (or a separate related agreement) will provide expressly that BankBoston will disturb neither (A) the Reserved Licenses nor (B) the Reserved Licenses License Agreement from New Sassco to Forecast (in the form previously initialled by the parties) (the "RESERVED LICENSES LICENSE AGREEMENT"). New Sassco will deliver to Forecast a copy of the security agreement (and any such related non-disturbance agreement) with BankBoston.

                  (d) upon acquiring the Rights, New Sassco will grant the following licenses:

                           (i) the  "Reserved  Licenses  License  Agreement"  to
Forecast.

                           (ii) A license to  LicenseCo  in the form  previously
initialled by the parties under which LicenseCo may sublicense some or all of the Rights other than New Sassco Reserved Rights to the extent not licensed under the Reserved Licenses. Any such sublicense shall contain quality control provisions designed to preserve the goodwill, reputation for high quality and prestige associated with the Kasper name.

                  (e) Herbert Kasper and New Sassco shall enter into an Employment, Consulting and Non-Competition Agreement in the form previously initialled by the parties.

         2. A trademark or marketing consultant, mutually satisfactory to Herbert Kasper and New Sassco, will be retained by New Sassco for the purposes of making recommendations and implementing a program for the mutually beneficial exploitation of licensing opportunities for the Trademarks. The parties shall cooperate for their mutual benefit in the development of a licensing program for the Trademarks.

         3. Herbert Kasper and Forecast, jointly and severally, represent and warrant to New Sassco that:

                           (i)  To  the  best  of  their  knowledge,  Exhibit  B
contains a complete and accurate listing of all marks, applications and registrations owned by them relating to the use of the name "Kasper" in any connection. Exhibit A contains a complete and accurate listing of all Reserved Licenses insofar as the information is known to Herbert Kasper and Forecast.

                           (ii) Neither of them has sold,  licensed or otherwise
disposed of any right held by them relating to the use of the name "Kasper" in any connection, except for the Leslie Fay Licenses and Reserved Licenses.

                           (iii)  Their  rights  in  respect  of  the-  name  or
trademark "Kasper" granted in the Leslie Fay Licenses and Reserved Licenses were (as of the effective dates thereof) sufficient to confer the right to use said name or trademark as provided in said licenses and they do not know of any facts or circumstances impairing the rights of Herbert Kasper and/or Forecast to grant the rights, or a licensee to use such rights, for the uses provided in said licenses or of any conflicting rights or claim to use the name "Kasper" for apparel items, shoes, cosmetics, toiletries and fragrances worldwide, men and women, adult and child in any geographical market. New Sassco acknowledges that this representation is based on information which has heretofore been obtained by Herbert Kasper and Forecast, as well as Herbert Kasper's and Forecast's present knowledge, and that no new search has been made by them.





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

         4. (a) Kasper and Forecast will promptly execute and deliver such-further instruments and documents, and take such further actions, as New Sassco may reasonably request in order to effectuate, confirm and perfect the transfer of the Trademarks and the Rights to New Sassco and its rights to own, use and register the Trademarks and the Rights to the extent provided in this Agreement.

                  (b) All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, or when sent by fax if during normal business hours and confirmed by mailing, or three
(3) business days after mailing by prepaid registered or certified mail, return receipt requested, to the parties at the following addresses (or at such other address as a party may specify by notice to the other):

                           (i)      If to Kasper and/or Forecast TO:

                                    c/o Camhy, Karlinsky & Stein LLP
                                    1740 Broadway
                                    16th floor
                                    New York, NY 10019-4315
                                    Att:  Sheldon Camhy, Esq.

                           (ii)     If to New Sassco to:

                                    77 Metro Way
                                    Secaucus, NJ  07094
                                    Att: President

                                    with a copy to:

                                    (A)      John A. Friedman, Esq.
                                             430 Park Avenue
                                             4th floor
                                             New York, NY 10022



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

                                    (B)     Roger E. Berg, Esq.
                                            Bachner, Tally, Polevoy & Misher LLP
                                            380 Madison Avenue
                                            New York, NY 10017-2590

                  (c) This Agreement shall benefit and bind the parties and their respective successors, assigns, personal representatives and heirs, contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes all existing agreements among them concerning its subject matter (including but not limited to the Leslie Fay Licenses), cannot be changed or terminated orally, and shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

                                        SASSCO FASHIONS, LTD.

                                        By /S/ ARTHUR S. LEVINE
                                          -------------------------


                                          /S/ HERBERT KASPER
                                          -------------------------
                                          HERBERT KASPER


                                       FORECAST DESIGNS, INC.


                                       By /S/ HERBERT KASPER
                                          -------------------------


                                       ASL/K LICENSING CORP.


                                       By /S/ ARTHUR S. LEVINE
                                          -------------------------

                                   EXHIBIT "A"

                            LIST OF RESERVED LICENSES


1. Licensee:                  Peerless Clothing International, Inc.
   Date:                      06/30/92, amended 10/26/92
   Licensed Goods:            Men's suits, sportcoats, pants, bermuda shorts,
                              tuxedos
   Territory:                 U.S., Canada (the mark in Canada is sublicensed to
                              Peerless Clothing, Inc.), Mexico; Licensee has a
                              Right of First Refusal in the rest of the world
   Last Possible Expiration   December 31, 2012
   Date:
2. Licensee:                  Elite Formal Accessories, Inc.
   Date:                      01/01/94
   Licensed Goods:            Men's formal wear accessories; formal ties,
                              cummerbunds, vests, suspenders, pocket
                              handkerchiefs
   Territory:                 U.S. and duty free shops
   Last Possible Expiration   June 30, 1997
   Date:
3. Licensee:                  George Weintraub & Sons, Inc.
   Date:                      02/19/93
   Licensed Goods:            Men's overcoats (excl. raincoats)
   Territory:                 U.S.
   Last Possible Expiration   December 31, 1999
   Date:

4. Licensee:                  Isaco International Corp.
   Date:                      02/01/93, additional License (re: men's socks)
                              granted September 1993
   Licensed Goods:            Men's ties, socks; Licensee has a Right of First
                              Refusal for men's loungewear
   Territory:                 U.S. and duty free shops
   Last Possible Expiration   June 30, 2005
   Date:
5. Licensee:                  John Forsyth Copr.
   Date:                      01/01/94
   Licensed Goods:            Men's dress shirts for business & informal wear
   Territory:                 U.S., Canada and duty free shops
   Last Possible Expiration   December 31, 2002
   Date:
6. Licensee:                  Kasper Footwear Corp.
   Date:                      12/01/94
   Licensed Goods:            Women's daytime & evening shoes
   Territory:                 U.S.
   Last Possible Expiration   May 31, 2001
   Date:
7. Licensee:                  MDP Designs Ltd.
   Date:                      02/01/95
   Licensed Goods:            Women's wool coats, short jacket coats
   Territory:                 U.S. and duty free shops
   Last Possible Expiration   December 31, 1999
   Date:

8. Licensee:                  Swaxx Corp. (d/b/a Collezione)
   Date:                      10/01/94
   Licensed Goods:            Men's cloth & leather outerwear (excl. overcoats,
                              topcoats and raincoats)
   Territory:                 U.S.
   Last Possible Expiration   December 31, 2000
   Date:
9. Licensee:                  TR Clothing Enterprises Inc.
   Date:                      12/16/93
   Licensed Goods:            Women's wool coats
   Territory:                 U.S. and duty free shops
   Last Possible Expiration   December 31, 2000
   Date:
10.Licensee:                  Whaling Mfg. Co., Inc.
   Date:                      12/00/92
   Licensed Goods:            Men's raincoats (excl. overcoats)
   Territory:                 U.S.
   Last Possible Expiration   December 31, 2004
   Date:
11.Licensee:                  Whaling Mfg. Co., Inc.
   Date:                      09/01/94
   Licensed Goods:            Women's rainwear and poly-filled outerwear
   Territory:                 U.S.
   Last Possible Expiration   December 31, 2000
   Date:

12.Licensee:                  Terry USA Alba Sales Associates
   Date:                      02/03/97
   Licensed Goods:            Women's dress line and women's designer separates
   Territory:                 Worldwide
   Last Possible Expiration   December 31, 2009
   Date:
13.Licensee:                  Wearwolf Group Ltd.
   Date:                      May 1, 1996
   Licensed Goods:            Men's raincoats
   Territory:                 U.S., duty free shops and Canada
   Last Possible Expiration   September 30, 2001
   Date:

                                   EXHIBIT "B"

                             THE "KASPER" TRADEMARKS



COUNTRY    MARK               APP./REG. NO.    DATE        INT'L CLASS
USA        KASPER               1,070,795    08/02/77          42
USA        KASPER               1,162,830    07/28/81          25
Canada     KASPER                 715,144    10/20/92
UK         KASPER FOR ASL       1,430,616    06/25/90          25
=========  =================  ===========  ==============  ===========

         In addition to the foregoing, the Trademarks include (a) any and all other marks, registrations and applications consisting of or containing the term KASPER which are owned by Herbert Kasper, Forecast Designs, Inc., The Leslie Fay Companies, Inc., Leslie Fay Licensing Corp., or any of their respective affiliates; and (b) all of the following marks, and the registrations and applications thereof, which are owned by Herbert Kasper, Forecast Designs, Inc., The Leslie Fay Companies, Inc., or any of their respective affiliates:

         1.       Kasper for ASL
         2.       Kasper II
         3.       Kasper for ASL Petite
         4.       Kasper and Company
         4a.      Kasper and Company Petite
         5.       Kasper Dress
         5a.      Kasper Dress Petite